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                                                                   EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Costilla Energy, Inc.

We consent to the use of our reports incorporated herein by reference.



                                       KPMG PEAT MARWICK LLP


Midland, Texas
October 24, 1997


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